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                                                                Exhibit: 10.19FT

                              NOTICE OF WINDING UP

         Pursuant to A.R.S. Section 29-781, SuperStar Kids' Club, LLC., an Arizona limited liability company (the "LLC") hereby gives its "Notice of Winding Up" as follows:

         1. The name of the limited liability company is "SuperStar Kids' Club, LLC."

         2. The date of filing the initial Articles of Organization was February 5, 1999.

         3. Notice is hereby given of the dissolution of the LLC and the commencement and finalization of winding up of its business and affairs.

         DATED as of the ____ day of __________, 1999.

                                        Futech Interactive Products, Inc.,
                                        an Arizona corporation, Member

                                        By /s/ Vincent W. Goett
                                           -------------------------------------
                                           Vincent W. Goett, CEO